Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Oglebay Norton Company, on behalf of the Oglebay Norton Incentive Savings and Stock Ownership Plan (the “Plan”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

The Annual Report on Form 11-K of the Plan for the period ending December 31, 2002 (the “Annual Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 27, 2003

/s/ MICHAEL D. LUNDIN
Michael D. Lundin President and Chief Executive Officer

/s/ JULIE A. BOLAND
Julie A. Boland Vice President, Chief Financial Officer and Treasurer